Exhibit 10.1

FIRST AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (“First Amendment”) is made and entered into as of the 19th day of June, 2007, by and among MTR GAMING GROUP, INC., a Delaware corporation (“MTRI”), MOUNTAINEER PARK, INC., a West Virginia corporation (“MPI”), SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation (“SGLVI”), PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation (“PIDI”), SCIOTO DOWNS, INC., an Ohio corporation (“SDI”) and SPEAKEASY GAMING OF FREMONT, INC., a Nevada corporation (“SGFI” and together with MTRI, MPI, SGLVI, PIDI and SDI, collectively referred to as the “Borrowers”), each financial institution whose name is set forth on the signature pages of this First Amendment (each individually a “Lender” and collectively the “Lenders”), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the “Swingline Lender”), and WELLS FARGO BANK, National Association, as the issuer of letters of credit following the Restatement Date (in such capacity, together with its successors and assigns, the “L/C Issuer”) and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the “Agent Bank” and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the “Banks”).

R_E_C_I_T_A_L_S:

WHEREAS:

A.            Borrowers and Wells Fargo Bank, National Association; National City Bank; CIT Lending Services Corporation; PNC Bank, National Association; Fifth Third Bank; and Citizens Bank of Pennsylvania (collectively, the “Existing Lenders”) entered into a Fifth Amended and Restated Credit Agreement dated as of September 22, 2006 (the “Existing Credit Agreement”) for the purpose of continuing a reducing revolving line of credit in the initial principal amount of One Hundred Five Million Dollars ($105,000,000.00), including a subfacility for the funding of swingline advances up to the maximum aggregate amount of Ten Million Dollars ($10,000,000.00) at any time outstanding and a subfacility for the issuance of letters of credit up to the maximum aggregate amount of Sixty Million Dollars ($60,000,000.00).

B.            For the purpose of this First Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

C.            Borrowers have requested that the Banks amend the Existing Credit Agreement for the following purposes:

(i)             Increasing the Aggregate Commitment from One Hundred Five Million Dollars ($105,000,000.00) to One Hundred Fifty-Five Million Dollars ($155,000,000.00), an increase of Fifty Million Dollars ($50,000,000.00) (the “PIDI Commitment Increase”);

(ii)            Amending Section 5.30 for the purpose of extending the time to complete the Mara Environmental Remediation from April 1, 2008 to August 1, 2008;

(iii)           Amending Section 6.06(d) for the purpose of increasing the maximum permitted Distributions to MTR Harness from Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) to Fifteen Million Dollars ($15,000,000.00);

(iv)           Amending Section 6.07(b) for the purpose of increasing the maximum permitted Expansion Capital Expenditure for the PIDI Facility from Two Hundred Fifty-Six Million Dollars ($256,000,000.00) to Two Hundred Ninety-Six Million Dollars ($296,000,000.00);

(v)            Amending Section 6.09(k) for the purpose of increasing the maximum permitted Investments in MTR Harness from Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) to Fifteen Million Dollars ($15,000,000.00); and

(vi)           Evidencing the consent of Lenders to the release of the Watson Property as Collateral under the Bank Facilities and to the sale of the Watson Property by the Borrower Consolidation for its fair market value;

(vii)          Evidencing the consent of Lenders to the sale of the SGFI Hotel/Casino Facilities, the release of SGFI Collateral and to the use of the Net Proceeds of such sale by the Borrower Consolidation for operating purposes and not as a Mandatory Permanent Reduction of the Credit Facility; and

(viii)         Evidencing the consent of Lenders that upon the sale of the SGLVI Hotel/Casino Facility and the release of SGLVI Collateral that the Net Proceeds of such sale may be used by the Borrower Consolidation for operating purposes and not as a Principal Prepayment as required under Section 6.12(f) of the Credit Facility.

D.            Subject to the terms, provisions and conditions hereinafter set forth, Lenders have agreed to the amendments, revisions and modifications set forth in this First Amendment.  Furthermore, the Lenders set forth below (collectively the “Assuming Lenders”) have agreed, subject to the terms, conditions and provisions set forth in the Assumption and Consent Agreement (“Assumption Agreement”) executed concurrently herewith, to fund their respective portions of the PIDI Commitment Increase by increasing their respective Pro Rata Shares of the Aggregate Commitment for those Assuming Lenders that are Existing Lenders and committing to fund their respective Pro Rata Shares of the Aggregate Commitment for those Assuming Lenders that are not Existing Lenders, in each instance by the amounts set forth below:

NAME OF ASSUMING LENDER	PROPORTIONATE SHARES OF PIDI COMMITMENT INCREASE
Wells Fargo Bank	$10,000,000.00
National City Bank	$5,000,000.00
CIT Lending Services	$9,000,000.00
Citizens Bank of Pennsylvania	$11,000,000.00
Commerzbank AG	$15,000,000.00
Total Increase to Aggregate Commitment	$50,000,000.00

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:

1.                                       Definitions.  As of the First Amendment Effective Date, Section 1.01 of the Existing Credit Agreement entitled “Definitions” shall be and is hereby amended to include the following definitions.  Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

“Aggregate Commitment” shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of the Borrowers as Borrowings under the Credit Facility in the principal amount of One Hundred Fifty-Five Million Dollars ($155,000,000.00) as of the First Amendment Effective Date, subject to further increase in the additional amount of Fifty Million Dollars ($50,000,000.00) as provided in Section 2.01(d), in each case as may be reduced from time to time by: (i) the Scheduled Reductions, (ii) Voluntary Permanent Reductions, and/or (iii) Mandatory Commitment Reductions.

“Aggregate Commitment Reduction Schedule” shall mean the schedule setting forth the amount of the Scheduled Reductions as of each Reduction Date under the Credit Facility, which schedule shall be: (i) the Aggregate Commitment Reduction Schedule marked “Schedule 2.01(c)”, affixed to the First Amendment and by this reference incorporated herein and made a part hereof, which revised Schedule 2.01(c) shall fully supercede and restate Schedule 2.01(c) attached to the Existing Credit Agreement, or (ii) in the event of occurrence of the Commitment Increase, the Aggregate Commitment Reduction Schedule - Alternate One marked “Schedule 2.01(c) - Alternate One”, affixed to the First Amendment and by this reference incorporated herein and made part hereof to be completed by Agent Bank and distributed to Borrowers and each of the Lenders, evidencing the amount of each Scheduled Reduction following the Commitment Increase Effective Date.

“Assuming Lender(s)” shall have the meaning ascribed to such term in Recital Paragraph D of the First Amendment.

“Assumption Agreement” shall have the meaning ascribed to such term in Recital Paragraph D of the First Amendment.

“Compliance Certificate” shall mean a compliance certificate as described in Section 5.08(e) of the Existing Credit Agreement, the form of which is more particularly described on “Exhibit D”, affixed to the First Amendment and by this reference incorporated herein and made a part hereof, which revised Exhibit D shall fully supersede and restate Exhibit D attached to the Existing Credit Agreement.

“Credit Agreement” shall mean the Existing Credit Agreement as amended by the First Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

“Existing Credit Agreement” shall have the meaning set forth in Recital Paragraph A of the First Amendment.

“Existing Lenders” shall have the meaning set forth in Recital Paragraph A of the First Amendment.

“Existing Title Insurance Policies” shall mean a collective reference to those policies of title insurance, and endorsements thereto, which are defined as the “Title Insurance Policies” by Section 1.01 of the Existing Credit Agreement.

“First Amendment” shall mean the First Amendment to Fifth Amended and Restated Credit Agreement.

“First Amendment Closing Instructions” shall mean instructions from Agent Bank to Title Insurance Company setting forth Agent Bank’s requirement for the First Amendment Endorsements and other conditions to recording/filing of the First Amendment Deed of Trust Modifications.

“First Amendment Deed of Trust Modifications” shall mean a collective reference to separate instruments amending each of the Deeds of Trust for the purpose of: (i) confirming that the Deeds of Trust secure payment and performance under the Credit Facility, as modified by the PIDI Commitment Increase; and (ii) providing for such other modifications to the Deeds of Trust as may be required by Agent Bank; all of which separate instruments shall be in a form and substance acceptable to Agent Bank.

“First Amendment Effective Date” shall mean the date upon which each of the conditions precedent set forth in Paragraph 9 of the First Amendment has been fully satisfied.

“First Amendment Endorsements” shall mean a collective reference to:  (i) such endorsements to the Existing Title Insurance Policies as may be required by Agent Bank in order to provide for each of the Title Insurance Policies to insure the lien and priority of the insured Deed of Trust thereunder, as such Deed of Trust is modified by the applicable First Amendment Deed of Trust Modification; (ii) tie-in endorsements to the Existing Title Insurance Policies, in a form acceptable to Agent Bank, causing each Title Insurance Policy to be tied to all other Title Insurance Policies (to the extent such tie-in endorsements are available); (iii) if acceptable tie-in endorsements are issued to all of the Existing Title Insurance Policies, such endorsements to the Existing Title Insurance Policies as may be required by Agent Bank in order to provide for aggregate coverage thereunder, in the amount of One Hundred Fifty-Five Million Dollars ($155,000,000.00); (iv) if acceptable tie-in endorsements are not issued to all of the Existing Title Insurance Policies, such endorsements as may be required by Agent Bank to provide for coverage under each Title Insurance Policy in such amounts as may be required by Agent Bank; and (v) such other endorsements to the Existing Title Insurance Policies as may be required by Agent Bank in its reasonable discretion.

“PIDI Commitment Increase” shall have the meaning ascribed to such term in Recital Paragraph C(i) of the First Amendment.

“PIDI Commitment Increase Mandate Letter” shall mean the Mandate Letter dated May 29, 2007, executed by Agent Bank and accepted by Borrowers on June 1, 2007.

“Revolving Credit Note” shall mean collective reference to the Revolving Credit Note (First Restated), a copy of which is marked “Exhibit A”, affixed to the First

Amendment and by this reference incorporated herein and made a part hereof, to be executed by Borrowers on or before the First Amendment Effective Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility, together with each Replacement Note or Replacement Notes issued on and after the First Amendment Effective Date to one or more of the Lenders pursuant to Section 2.05(i) evidencing the respective Syndication Interest of such Lender or Lenders, in each case as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time, which Revolving Credit Note shall fully restate and supersede the revolving credit note and replacement notes issued in connection with the Existing Credit Agreement.

“Schedule of Lenders’ Proportions in Credit Facility” shall mean the Schedule of Lenders’ Proportions in Credit Facility, a copy of which is set forth as Schedule 2.01(a), affixed to the First Amendment and by this reference incorporated herein and made a part hereof, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by each Lender with respect to the Aggregate Commitment as of the First Amendment Effective Date, as the same may be amended or restated from time to time in connection with an Assignment and Assumption Agreement, which revised Schedule 2.01(a) shall fully restate and supersede Schedule 2.01(a) attached to the Existing Credit Agreement and all previous amendments and restatements thereof.

“Title Insurance Policies” shall mean the Existing Title Insurance Policies as endorsed by the First Amendment Endorsements and as they may be further endorsed, supplemented or otherwise modified from time to time.

“Watson Property” shall mean that portion of the MPI Real Property which is designated as Parcel Eleven on Exhibit K to the Existing Credit Agreement.

2.                                       PIDI Commitment Increase.  From and after the First Amendment Effective Date:

a.              Each Assuming Lender shall and does hereby assume and agree to perform all of the promises and covenants of a Lender as to its respective Pro Rata Share of the Aggregate Commitment in the amounts set forth in Recital Paragraph D with respect to the PIDI Commitment Increase;

b.              The respective aggregate Syndication Interests of the Lenders in the Credit Facility shall be as set forth on the Schedule of Lenders’ Proportions in Credit Facility as of the First Amendment Effective Date, a copy of which is marked “Schedule 2.01(a)” affixed to the First Amendment and by this reference incorporated herein and made a part hereof, which shall restate the Schedule of Lenders’ Proportions in Credit Facility as of Fifth Amended and Restated Restatement Date attached as

Schedule 2.01(a) to the Existing Credit Agreement, and all previous amendments and restatements thereof, for the purpose of showing the Aggregate Commitment, as increased by the PIDI Commitment Increase, the adjustment of the respective Syndication Interests held by each of the Lenders, and evidencing each Lender’s applicable Syndication Interest in the Credit Facility as of and after the First Amendment Effective Date; and

c.              The PIDI Commitment Increase is independent of the Commitment Increase described in Section 2.01(d) of the Existing Credit Agreement, which shall survive this First Amendment and remain in full force and effect.

3.                                       Amendment of Section 5.30.  As of the First Amendment Effective Date, the reference to April 1, 2008 in Section 5.30 entitled “Resolution of Mara Environmental Issues and Encumbrance of Mara Real Property” shall be and is hereby amended to be August 1, 2008.

4.                                       Restatement of Section 6.06(d).  As of the First Amendment Effective Date, Section 6.06(d) of the Existing Credit Agreement shall be and is hereby amended and restated in its entirety and the following is substituted as a full restatement thereof:

“d. on and after the Original Closing Date, Distributions to MTR Harness up to the maximum cumulative aggregate amount of Fifteen Million Dollars ($15,000,000.00).”

5.                                       Restatement of Section 6.07(b).  As of the First Amendment Effective Date, Section 6.07(b) of the Existing Credit Agreement shall be and is hereby deleted in its entirety and the following is substituted as a full restatement thereof:

“b.           On and after the Original Closing Date, the Expansion Capital Expenditures for the PIDI Facility (including all Construction Completion Costs of the PIDI Construction Project, inclusive of all Hard Costs, Soft Costs, pre-opening expenses, capitalized interest and the licensing fee to be paid in connection with the PIDI Licensing Event) shall not exceed the cumulative aggregate amount of Two Hundred Ninety-Six Million Dollars ($296,000,000.00);”.

6.                                       Restatement of Section 6.09(k).  As of the First Amendment Effective Date, Section 6.09(k) of the Existing Credit Agreement shall be and is hereby deleted in its entirety and the following is substituted as a full restatement thereof:

“k.           On and after the Original Closing Date, Investments made in MTR Harness up to the maximum cumulative aggregate amount of Fifteen Million Dollars ($15,000,000.00);”

7.                                       Release of Watson Property.  As of the First Amendment Effective Date, each of the Lenders shall and do hereby consent to the release by Agent Bank of the Watson Property as Collateral and the termination of all Liens in favor of the Banks encumbering the Watson Property.  As of the First Amendment Effective Date, the Watson Property shall be deemed to be a “Non Essential Property” under Section 6.12(g), the Net Proceeds of which may be retained by Borrowers.

8.                                       Sale of SGFI Hotel/Casino Facilities.  As of the First Amendment Effective Date, Lenders shall and do hereby consent to the sale by the Borrower Consolidation of the SGFI Hotel/Casino Facilities and to the release and reconveyance by Agent Bank of all SGFI Security Documents subject to the following conditions:

a. That the purchase price, terms of sale and amount of the Net Proceeds to be realized by such sale of the SGFI Hotel/Casino Facilities be first approved by Agent Bank; and either

b. So long as no Default or Event of Default has occurred and remains continuing, upon receipt of the Net Proceeds of such sale, the Borrower Consolidation may retain such Net Proceeds for operating purposes; or

c. In the event a Default or Event of Default has occurred and remains continuing at the time of the Borrower Consolidation’s receipt of such Net Proceeds, such Net Proceeds shall be used by the Borrower Consolidation to make a Principal Prepayment.

9.                                       Sale of SGLVI Collateral.  As of the First Amendment Effective Date, Lenders shall and do hereby agree that in the event the SGLVI Collateral is sold as provided in Section 6.12(f) of the Credit Agreement, that so long as no Default or Event of Default has occurred and remains continuing the Borrower Consolidation may retain the Net Proceeds of such sale for operating purposes and will not be required to make a Principal Prepayment as therein provided.

10.                                 Conditions Precedent to First Amendment Effective Date.  The occurrence of the First Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before June 22, 2007:

a. Due execution by Borrowers and Banks of eight (8) duplicate originals of this First Amendment;

b. Due execution by the Borrowers, Agent Bank and Assuming Lenders of eight (8) duplicate originals of the Assumption Agreement;

c. Due execution by Borrowers of the original Revolving Credit Note (First Restated);

d. An original Certificate of Corporate Resolution for each of the Borrowers authorizing each respective Borrowers to enter into all documents and agreements to be executed by it pursuant to this First Amendment and further authorizing and empowering the officer or officers who will execute such documents and agreements with the authority and power to execute such documents and agreements on behalf of each respective corporation;

e. Borrowers shall have executed and delivered to Agent Bank: (i) each of the First Amendment Deed of Trust Modifications; and (ii) any further amendments to the Security Documentation reasonably requested by Agent Bank for the purpose of securing repayment of the PIDI Commitment Increase and the Bank Facilities;

f. Borrowers shall pay the costs of the First Amendment Endorsements and related costs and expenses incurred in connection therewith;

g. Each Lender realizing a decrease in its respective Syndication Interest has received such amount as is necessary to adjust such Lender’s Pro Rata Share of the Funded Outstandings as of the First Amendment Effective Date equal to such Lender’s Syndication Interest as set forth on the Schedule of Lenders’ Proportions in Credit Facility dated as of the First Amendment Effective Date, attached hereto;

h. Each Assuming Lender realizing a new or increase in its respective Syndication Interest has delivered to Agent Bank an amount representing its Pro Rata Share of the Funded Outstandings as of the First Amendment Effective Date, less such Assuming Lender’s Pro Rata Share of the Funded Outstandings immediately prior to the First Amendment Effective Date, for distribution to the Lenders in such amounts as are necessary to adjust each such Lenders’ Pro Rata Share of the Funded Outstandings as of the First Amendment Effective Date to a percentage equal to the Syndication Interests set forth on the Schedule of Lenders’ Proportions in Credit Facility dated as of the First Amendment Effective Date, attached hereto.  Interest accrued but remaining unpaid on the outstanding principal balance under the Credit Facility shall be prorated to the First Amendment Effective Date and disbursed by Agent Bank to Lenders from the next payment of accrued interest under the Revolving Credit Note in accordance with their respective Pro Rata Shares;

i. Payment by Borrowers to Agent Bank of the fees to the extent then due and payable on the First Amendment Effective Date as provided in the PIDI Commitment Increase Mandate Letter;

j. Borrowers shall have caused their attorneys to deliver a legal opinion in substantially the form of the Legal Opinion attached as Exhibit M to the Existing Credit Agreement with respect to the First Amendment and the amendments to the Security Documentation and in all other respects reasonably satisfactory to Agent Bank;

k. Borrowers pay Agent Bank for the account of the applicable Lenders any Breakage Charges due under Section 2.07(c) of the Existing Credit Agreement;

l. Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the PIDI Commitment Increase and First Amendment, but not limited to, reasonable attorneys’ fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the First Amendment Effective Date; and

m. Such other documents, instruments or conditions as may be reasonably required by Agent Bank.

11.                                 Representations of Borrowers.  Borrowers hereby represent to the Banks, which representations shall survive the First Amendment Effective Date and be deemed incorporated into Article IV of the Credit Agreement, that:

a. The representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the First Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank or, where applicable, the Requisite Lenders;

b. Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

c. No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

d. The execution, delivery and performance of this First Amendment, the Revolving Credit Note and each of the related documents has been duly authorized by all necessary action of Borrowers and this First Amendment, the Revolving Credit Note and each of the related documents constitute valid, binding and enforceable obligation of Borrowers.

12.                                 Incorporation by Reference.  This First Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

13.                                 Governing Law.  This First Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

14.                                 Counterparts.  This First Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument.  All such counterparts shall together constitute one and the same document.

15.                                 Continuance of Terms and Provisions.  All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

16.                                 Replacement Schedules and Exhibits Attached.  The following additional and replacement Schedules and Exhibits are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

Schedule 2.01(a) -	Schedule of Lenders’ Proportions in Credit Facility as of First Amendment Effective Date

Schedule 2.01(c) -	Aggregate Commitment Reduction Schedule

Schedule 2.01(c) - Alternate One -	Aggregate Commitment Reduction Schedule - Alternate One

Exhibit A -	Revolving Credit Note (First Restated) - Form

Exhibit D -	Compliance Certificate (First Restated) - Form

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed as of the day and year first above written.

BORROWERS:

MTR GAMING GROUP, INC., a Delaware corporation

By	/S/ Edson R. Arneault
Edson R. Arneault,
President

MOUNTAINEER PARK, INC., a West Virginia corporation

By	/S/ Edson R. Arneault
Edson R. Arneault,
President

SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation

By	/S/ Edson R. Arneault
Edson R. Arneault,
President

PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation

By	/S/ Edson R. Arneault
Edson R. Arneault,
Chairman

SCIOTO DOWNS, INC., an Ohio corporation

By	/S/ Edson R. Arneault
Edson R. Arneault,
Vice President

SPEAKEASY GAMING OF FREMONT, INC., a Nevada corporation

By	/S/ Edson R. Arneault
Edson R. Arneault,
President

BANKS:

WELLS FARGO BANK, National Association, Agent Bank, Lender, Swingline Lender and L/C Issuer

By	/S/ James Neil
James Neil,
Vice President

NATIONAL CITY BANK, successor by merger to NATIONAL CITY BANK OF PENNSYLVANIA, Lender

By	/S/ Emil Kwaczala
Emil Kwaczala,
Vice President

CIT LENDING SERVICES CORPORATION, Lender

By	/S/ Anthony Holland
Anthony Holland,
Vice President

PNC BANK, National Association, Lender

By	/S/ Dave Schaich
Dave Schaich,
Vice President

FIFTH THIRD BANK, Lender

By	/S/ Neil Corry-Roberts
Neil Corry-Roberts,
Vice President

CITIZENS BANK OF PENNSYLVANIA, Lender

By	/S/ Dwayne R. Finney
Dwayne R. Finney,
Senior Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, Lender

By	/S/ Karla Wirth
Karla Wirth,
Assistant Vice President

By	/S/ Y. Joanne Si
Y. Joanne Si,
Assistant Vice President